Accrued expenses and other payables (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Accrued expenses and other payables
Payments received on behalf of manachised hotels	¥ 720,937		¥ 575,502
Deposits	110,333		91,622
Service fee	84,688		78,129
VAT and other taxes payable	86,061		58,559
Payable for purchase of property and equipment	27,199		22,049
Others	61,176		56,148
Total	¥ 1,090,394	$ 155,924	¥ 882,009